UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2021

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of principal executive offices, including zip code)

(315) 926-8100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $.25 Par	SENEA	NASDAQ Global Select Market
Common Stock Class B, $.25 Par	SENEB	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

On August 11, 2021, Seneca Foods Corporation (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”). As of the record date established in connection with the Annual Meeting, the following shares of voting stock were issued and outstanding:

Voting Stock	Shares Outstanding	Votes/Share
Class A Common Stock	7,243,279	0.05:1
Class B Common Stock	1,705,938	1:1
10% Cumulative Convertible Voting Preferred Stock - Series A	407,240	1:1
10% Cumulative Convertible Voting Preferred Stock - Series B	400,000	1:1
6% Cumulative Voting Preferred Stock	200,000	1:1*
otes on 6% Cumulative Preferred Stock can only be cast with respect to the election of directors

The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Election of Directors

At the Annual Meeting, Linda K. Nelson, Paul L. Palmby, Donald J. Stuart, and Keith A. Woodward were elected directors of the Company. Ms. Nelson, Mr. Stuart, and Mr. Woodward will each serve until the 2024 Annual Meeting, Mr. Palmby will serve until the 2022 Annual Meeting, and all until each of their successors is duly elected and shall qualify.

		Withhold	Broker
Nominee	For	Authority	Non-Votes
Linda K. Nelson	2,523,470	4,244	505,607
Paul L. Palmby	2,518,000	9,714	505,607
Donald J. Stuart	2,506,741	20,973	505,607
Keith A. Woodward	2,486,713	41,001	505,607

The Board of Directors is divided into three classes having staggered terms of three years each. In addition to Mr. Palmby, the terms of Kathryn J. Boor and John P. Gaylord expire in 2022 and the terms of Peter R. Call, Michael F. Nozzolio, and Arthur S. Wolcott expire in 2023.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, the shareholders voted to ratify the appointment of Plante Moran, PC as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2022.

For	Against	Abstain
2,889,993	378	931

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 104         Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2021

SENECA FOODS CORPORATION

	By:	/s/ Timothy J. Benjamin
	Name:	Timothy J. Benjamin
	Title:	Chief Financial Officer